[Logo] M F S(R)
INVESTMENT MANAGEMENT
WE INVENTED THE MUTUAL FUND(R)


                               [graphic omitted]


                         MFS(R) GLOBAL ASSET
                         ALLOCATION FUND

                         SEMIANNUAL REPORT o FEBRUARY 29, 2000

--------------------------------------------------------------------------------
                      MUTUAL FUND GIFT KITS (see page 39)
--------------------------------------------------------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 23
Notes to Financial Statements ............................................. 30
Trustees and Officers ..................................................... 41

      MFS(R) ORIGINAL RESEARCH(SM)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE



--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
One could easily argue that the Internet represents the greatest technological development most of us may see in our lifetimes. There is no disputing that this new communication medium is changing forever the way we work, play, and shop. One might also argue that investing in this new technology represents the investment opportunity of a lifetime. The question for any investor is whether and how to take advantage of it.

The popular press, it seems, would have us believe that by surfing the Web, we can learn everything we need to know about investing. Indeed, there is no doubt that Internet-delivered information and brokerage services enable individual investors to be well informed and to trade at bargain prices. But we believe the numbers and facts argue that, for most of us, mutual funds purchased through an investment professional will continue to be one of the best products for long-term investing in this new millennium.

According to a survey by the Investment Company Institute, the national association of American investment companies, 44% of American households own stock or bond mutual funds, while only 25.5% own individual stocks.(1) Of course that doesn't tell us how well they did owning those funds or stocks, but another statistic gives us a clue. In the third quarter of 1999, during a period of volatility in the greatest bull market in history, a quarter of the 7,500 stocks tracked by Morningstar, a popular rating service, lost more than 20% of their value. But during the same period, fewer than 1% of the mutual funds tracked by Morningstar -- 6 out of 10,000 funds -- were down by a similar amount.(2) So an investor's chance of picking one of those losing stocks was about 25 times greater than his or her chance of picking an equally losing fund.

The numbers also show that a majority of Americans seek professional advice when buying mutual funds. Outside of employer-sponsored retirement plans, approximately 68% of fund shareholders state that their primary method of purchasing shares is through an investment professional.(1)

Why do we at MFS(R) believe that mutual funds plus professional advice will continue to define the best course of action for many investors? Let's look at some of the characteristics of a successful long-term investment approach:

o HAVING A PLAN AND STICKING TO IT: Our experience is that successful investors -- those whose lives are enriched by the fruits of their investing -- share two characteristics. They have a plan for reaching their monetary goals, and they stick with that plan through up as well as down markets. And for many investors, working with an investment professional may be the best way to develop a plan. Although the Internet abounds with calculators for developing all sorts of investment plans, none has your investment professional's high level of experience and an understanding of your unique situation. And no calculator can counsel you during a down market, when you may be tempted to abandon your goals and your plan.

o DIVERSIFICATION: Few investors can afford to own a large number of holdings, so poor performance of one company can potentially drag down their entire portfolio. This is especially true when investing in volatile new areas such as the Internet. On the other hand, a diversified mutual fund that owns dozens or even hundreds of holdings is better positioned to survive a disappointment in one or several investments.

o GOOD IN A DOWN MARKET: As we enter the tenth year of the greatest bull market in history, it's easy to forget that market downturns are an almost inevitable part of investing. Few mutual funds, of course, are going to be up when the overall market is down. But as the numbers above from the third quarter of 1999 demonstrate, mutual funds may be less likely to suffer the extreme downturns experienced by a large number of individual holdings when the market heads south.

o MFS ORIGINAL RESEARCH(R): The Internet is one of the greatest research tools ever invented, but it's still not the same as being eyeball to eyeball with the management of a company and discussing their plans for their firm's future.

o GOOD PERFORMANCE AT AN ACCEPTABLE LEVEL OF RISK: Investing in individual stocks or bonds does indeed offer the potential of exhilarating performance that few mutual funds even attempt. The downside is that the most exciting investments are also likely to be the ones that give you sleepless nights. The diversification and professional management of mutual funds help make them inherently less risky than individual stock picking, and funds are available in a wide range of risk profiles.

We believe that now, more than ever, mutual funds sold by an investment professional may offer many investors the best way to participate in whatever investment opportunities the new millennium may bring. The combination of professional portfolio management and professional advice recognizes the key reason that investors give us their money: because they don't want to make a hobby or a second profession out of investing; they simply want their money to work for them so they have a better likelihood of realizing their dreams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    March 15, 2000

--------------
(1) Source: Investment Company Institute.

(2) Source: Morningstar CEO Don Phillips' keynote address at The Baltimore Sun's Dollars and Sense Conference, 10/99. In the period 7/1/99 through 9/ 30/99, of the 7,500 stocks tracked by Morningstar, 1,865 lost 20% or more; of the 10,000 mutual funds tracked by Morningstar, six lost 20% or more. Mutual fund results are at net asset value; if sales charges had been reflected, results would have been lower.

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Joseph C. Flaherty, Jr.]
    Joseph C. Flaherty, Jr.

For the six months ended February 29, 2000, the Fund's Class A shares provided a total return of 18.11%, Class B shares 17.81%, Class C shares 17.80%, and Class I shares 17.37%. These returns assume the reinvestment of any distributions but exclude the effects of any sales charges and compare to returns over the same period for the Fund's benchmarks: 4.11% for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance; 13.77% for the Morgan Stanley Capital International Europe, Australia, Far East Index (MSCI EAFE), an unmanaged index of international stocks; 1.92% for the Lehman Brothers Aggregate Bond Index, an unmanaged index of U.S. Treasury, government-agency, corporate, and mortgage-backed securities; and -4.61% for the J.P. Morgan Non-Dollar Government Bond Index, an unmanaged aggregate of actively traded government bonds issued by 12 countries (excluding the United States), with remaining maturities of at least one year. For the same period, the average global flexible fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 13.84%.

Q.  WHAT IS THE INVESTMENT PHILOSOPHY OR STRATEGY OF THE FUND?

A. In an effort to deliver high risk-adjusted returns, the Fund employs a blend of quantitative and fundamental research. The top-down asset allocation of the Fund is based on an MFS-proprietary quantitative model that uses a set of valuation, macroeconomic, and technical factors to identify, and attempt to capitalize on, changing opportunities in global equity and fixed-income markets. Within each market, bottom-up individual security selection is done by our team of MFS portfolio managers, and is based on the firm's long tradition of MFS Original Research(R).

Q.  WHAT IS THE FUND'S CURRENT ASSET ALLOCATION?

A. As of February 29, 2000, the weightings were 26% U.S. equities, 34% international equities, 10% international bonds, 2% emerging market debt, 7% U.S. high-yield bonds, and 21% U.S. government bonds.*

Q. THE FUND'S RELATIVE PERFORMANCE VERSUS ITS BENCHMARKS HAS IMPROVED DURING THE PAST SIX MONTHS. WHAT WERE THE PRIMARY FACTORS?

A. While the portfolio's asset allocation remained somewhat defensive, we have increased the Fund's exposure to equities, resulting in increased holdings in technology and telecommunications stocks, which performed very well during the period. The Fund also benefited from strong security selection and timely asset allocation shifts in the fixed-income market.

Q. HOW DID THE FUND'S DOMESTIC AND INTERNATIONAL EQUITY HOLDINGS PERFORM DURING THE PERIOD?

A. Outside of technology and telecommunications, performance was generally flat or mixed. Fortunately, however, our fundamental bottom-up research led us to commit a significant portion of the Fund's assets to technology and telecommunications stocks. Among the Fund's holdings in these sectors were Cable & Wireless, NTT Mobile Communications, Cisco, Oracle, Telecom Italia Mobile, and Sun Microsystems. In the face of tough competition, which has reduced the ability to increase prices, many companies have looked to productivity-enhancing new technologies to improve earnings and profit margins. As a result, increased corporate spending in these areas has provided a huge boost to these stocks. In addition, the outlook for accelerating technology and capital spending appears favorable due to continued global economic strength.

Q. FOLLOWING A DIFFICULT 1999 FOR THE BOND MARKET, HOW ARE THE FUND'S FIXED-INCOME ASSETS POSITIONED?

A. A majority of the Fund's fixed-income assets were invested overseas in 1999 as we saw slower economic growth outside the United States, which generally leads to a lower interest-rate environment and, therefore, higher bond prices. We have carried this strategy into the new year, but in a less pronounced way, as interest rates in the United States have increased substantially and growth has accelerated in other parts of the world. During the period, we were relatively successful in shifting assets between the U.S. high-yield market and emerging market debt in response to changing economic trends, business cycles, and credit risk factors. We will continue to look for opportunities to perform similar asset shifts as the global marketplace continues to change and evolve.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND IN THE COMING MONTHS?

A. Due to persistent signs of economic growth around the world, interest-rate concerns will continue to weigh on the markets. Slow growth in certain regions of the world has contributed to the environment of steady growth and low inflation that we've enjoyed for the last several years in the United States. However the accelerating growth we're starting to see in other areas of the world could lead to inflationary pressures and increases in the cost of capital, neither of which is positive for the equity markets. On the other hand, it may take substantially higher interest rates to lure investors away from equities as interest rates are still relatively low by historical standards. The technology-driven economy has become less sensitive to higher rates, and investor confidence in the global equity market's ability to produce strong returns remains high. Another major trend fueling impressive equity performance over the past few years remains in place -- companies continue to invest in productivity-enhancing technologies to improve profit margins in the face of limited pricing power (the inability to raise prices). Each of these factors leads us to believe that we may continue to see extreme volatility in 2000. Nevertheless, it could turn out to be another good year for equities, and we believe the Fund's emphasis on broad global diversification and risk management can help smooth out some of the bumps along the way.

/s/ Joseph C. Flaherty, Jr.

    Joseph C. Flaherty, Jr.
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

* The portfolio is actively managed, and current holdings may be different.

------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PROFILE
------------------------------------------------------------------------------

Joseph C. Flaherty, Jr., is Vice President of MFS Investment Management(R) and manager of the Quantitative Research Group. He is portfolio manager of MFS(R) Global Asset Allocation Fund and the Global Asset Allocation Series offered through MFS(R)/Sun Life annuity products.

Mr. Flaherty joined MFS as a fixed-income quantitative research associate in 1993 and was named quantitative research analyst and Assistant Vice President in 1996. He became Vice President and manager of the Quantitative Research Group in 1998 and portfolio manager in 1999. Mr. Flaherty earned a bachelor of science degree in mechanical engineering from Tufts University in 1984 and an M.B.A. in finance from Bentley College in 1990.

All portfolio managers at MFS Investment Management(R) are supported by an investment staff of over 100 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

OBJECTIVE:              SEEKS LONG-TERM TOTAL RETURN THROUGH INVESTMENTS IN
                        EQUITY AND FIXED-INCOME SECURITIES, PLUS LOW SHARE
                        PRICE VOLATILITY AND RISK COMPARED TO AN AGGRESSIVE
                        EQUITY/FIXED-INCOME FUND.

COMMENCEMENT OF
INVESTMENT OPERATIONS:  JULY 22, 1994

CLASS INCEPTION:        CLASS A  JULY 22, 1994
                        CLASS B  JULY 22, 1994
                        CLASS C  JULY 22, 1994
                        CLASS I   JANUARY 7, 1997

SIZE:                   $233.8 MILLION NET ASSETS AS OF FEBRUARY 29, 2000


PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends. (See Notes to Performance Summary.)

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN

THROUGH FEBRUARY 29, 2000

CLASS A

                                                       6 Months        1 Year       3 Years       5 Years         Life*
-------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                          +18.11%       +21.68%       +36.31%       +94.28%       +96.22%
-------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                             --         +21.68%       +10.88%       +14.20%       +12.78%
-------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                             --         +15.90%       + 9.09%       +13.10%       +11.80%
-------------------------------------------------------------------------------------------------------------------------

CLASS B

                                                       6 Months        1 Year       3 Years       5 Years         Life*
-------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                          +17.81%       +21.13%       +34.14%       +88.80%       +89.76%
-------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                             --         +21.13%       +10.29%       +13.55%       +12.11%
-------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                             --         +17.13%       + 9.46%       +13.31%       +12.00%
-------------------------------------------------------------------------------------------------------------------------
* For the period from the commencement of the Fund's investment operations, July 22, 1994, through February 29, 2000.

CLASS C

                                                       6 Months        1 Year       3 Years       5 Years         Life*
-------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                          +17.80%       +21.10%       +34.15%       +89.04%       +90.04%
-------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                             --         +21.10%       +10.29%       +13.58%       +12.14%
-------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                             --         +20.10%       +10.29%       +13.58%       +12.14%
-------------------------------------------------------------------------------------------------------------------------

CLASS I

                                                       6 Months        1 Year       3 Years       5 Years         Life*
-------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                          +17.37%       +21.24%       +36.78%       +95.37%       +97.33%
-------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                             --         +21.24%       +11.00%       +14.33%       +12.89%
-------------------------------------------------------------------------------------------------------------------------
*For the period from the commencement of the Fund's investment operations, July 22, 1994, through February 29, 2000.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain investors.

Class I share performance includes the performance of the Fund's Class A shares for periods prior to their inception (blended performance). Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF FEBRUARY 29, 2000

FIVE LARGEST STOCK SECTORS

TECHNOLOGY                         32.0%
UTILITIES & COMMUNICATIONS         26.1%
FINANCIAL SERVICES                  6.5%
LEISURE                             7.2%
INDUSTRIAL GOODS & SERVICES         5.4%

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- February 29, 2000

Stocks - 60.1%
--------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES              VALUE
--------------------------------------------------------------------------------------------------
U.S. Stocks - 26.2%
  Advertising - 0.1%
    Avenue A, Inc.*                                                         100       $      7,200
    Young & Rubicam, Inc.                                                 5,590            282,295
                                                                                      ------------
                                                                                      $     289,49
--------------------------------------------------------------------------------------------------
  Automotive - 0.3%
    Fairchild Semiconductor International Co.*                            9,120       $    344,280
    Harley-Davidson, Inc.                                                 5,600            381,500
                                                                                      ------------
                                                                                      $    725,780
--------------------------------------------------------------------------------------------------
  Broadcasting - 0.1%
    Radio One, Inc.*                                                      1,430       $     94,023
    Spanish Broadcasting Systems, Inc.*                                   1,875             35,859
                                                                                      ------------
                                                                                      $    129,882
--------------------------------------------------------------------------------------------------
  Business Machines - 0.8%
    Sun Microsystems, Inc.*                                              18,640       $  1,775,460
--------------------------------------------------------------------------------------------------
  Business Services - 0.3%
    Airnet Commerce Corp.*                                                  120       $      7,020
    Bea Systems, Inc.*                                                    1,790            226,547
    Digimarc Corp.*                                                       2,720            156,400
    First Data Corp.                                                      6,950            312,750
    Official Payments Corp.*                                                100              3,587
                                                                                      ------------
                                                                                      $    706,304
--------------------------------------------------------------------------------------------------
  Cellular Telephones - 0.4%
    Sprint Corp. (PCS Group)*                                            18,300       $    947,025
    TeleCorp PCS, Inc.*                                                     120              5,512
                                                                                      ------------

                                                                                           952,537
--------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 0.7%
    America Online, Inc.*                                                 6,250       $    368,750
    Mercury Interactive Corp.*                                              530             51,079
    Microsoft Corp.*                                                     14,740          1,317,387
                                                                                      ------------
                                                                                      $  1,737,216
--------------------------------------------------------------------------------------------------
  Computer Software - Services - 0.4%
    Chordiant Software, Inc.*                                                60       $      2,100
    EMC Corp.*                                                            7,340            873,460
    Informatica Corp.*                                                      100             17,150
    Intertrust Technologies Corp.*                                          150             12,741
    Lightspan Partnership, Inc.*                                            100              1,100
    Metasolv Software, Inc.*                                                 60              5,287
                                                                                      ------------
                                                                                      $    911,838
--------------------------------------------------------------------------------------------------
  Computer Software - Systems - 3.5%
    Agile Software Corp.*                                                   160       $     22,890
    Ariba, Inc.*                                                            740            195,730
    BMC Software, Inc.*                                                  12,460            573,160
    Cadence Design Systems, Inc.*                                        27,800            554,263
    Computer Associates International, Inc.                               4,000            257,250
    Compuware Corp.*                                                     14,270            315,724
    Comverse Technology, Inc.*                                            1,880            370,125
    Digex, Inc.*                                                          2,720            440,640
    Foundry Networks, Inc.*                                                 140             19,556
    Liberate Technologies*                                                  500             50,938
    Mirae Corp.                                                           3,250             42,453
    Network Associates, Inc.*                                             6,170            187,799
    Open TV Corp.*                                                           80             14,800
    Oracle Corp.*                                                        56,730          4,212,202
    Rational Software Corp.*                                              1,210             86,061
    VERITAS Software Corp.*                                               4,105            812,277
                                                                                      ------------
                                                                                      $  8,155,868
--------------------------------------------------------------------------------------------------
  Conglomerates - 0.8%
    Sodexho Marriott Services, Inc.                                       2,730       $     30,371
    Tyco International Ltd.                                              45,530          1,727,295
                                                                                      ------------
                                                                                      $  1,757,666
--------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.3%
    Colgate-Palmolive Co.                                                10,020       $    522,919
    Galileo International, Inc.                                           6,990            118,830
    Organic, Inc.*                                                           30              1,024
                                                                                      ------------

                                                                                      $    642,773
--------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.4%
    General Electric Co.                                                  7,810       $  1,032,384
--------------------------------------------------------------------------------------------------
  Electronics - 3.2%
    Altera Corp.*                                                         6,140       $    489,665
    Analog Devices, Inc.*                                                 8,590          1,348,630
    DuPont Photomasks, Inc.*                                              2,230            130,455
    E Tek Dynamics, Inc.*                                                 1,200            327,900
    Flextronics International Ltd.*                                      13,850            843,119
    Helix Technology Corp.                                                2,880            204,840
    Intel Corp.                                                           3,810            430,530
    Intersil Holding Corp.*                                                 140              8,312
    KLA-Tencor Corp.*                                                     2,950            229,916
    Lam Research Corp.*                                                   1,450            226,381
    LSI Logic Corp.*                                                      4,480            287,000
    Novellus Systems, Inc.*                                              10,820            641,761
    Photronics, Inc.*                                                     4,030            171,527
    SCI Systems, Inc.*                                                    7,680            309,120
    SDL, Inc.*                                                            1,100            451,000
    Tektronix, Inc.                                                      11,200            649,600
    Teradyne, Inc.*                                                       2,720            236,640
    Varian Semiconductor Equipment Associates, Inc.*                      6,920            402,225
    Veeco Instruments, Inc.*                                              2,600            213,525
                                                                                      ------------
                                                                                      $  7,602,146
--------------------------------------------------------------------------------------------------
  Entertainment - 1.9%
    CBS Corp.*                                                           12,840       $    764,782
    Clear Channel Communications, Inc.*                                  14,182            944,876
    Comcast Corp., "A"                                                   21,630            919,275
    Infinity Broadcasting Corp., "A"*                                    35,850          1,144,959
    Macromedia, Inc.*                                                     1,810            156,452
    Mediacom Communications Corp.*                                          730             12,456
    Radio Unica Communications Co.*                                         130              1,828
    Time Warner, Inc.                                                     3,320            283,860
    Univision Communications, Inc., "A"*                                  2,230            227,181
                                                                                      ------------
                                                                                      $  4,455,669
--------------------------------------------------------------------------------------------------
  Financial Institutions - 0.9%
    Citigroup, Inc.                                                      12,000       $    620,250
    Financial Federal Corp.*                                              8,700            148,988
    Goldman Sachs Group, Inc.                                             3,760            347,800
    Merrill Lynch & Co., Inc.                                             3,710            380,275
    Morgan Stanley Dean Witter & Co.                                      9,660            680,426
                                                                                      ------------
                                                                                      $  2,177,739
--------------------------------------------------------------------------------------------------
  Forest and Paper Products - 0.1%
    Bowater, Inc.                                                         2,490       $    122,477
--------------------------------------------------------------------------------------------------
  Insurance - 0.2%
    Aon Corp.                                                               170       $      3,559
    Gallagher (Arthur J.) & Co.                                           2,620            133,948
    Marsh & McLennan Cos., Inc.                                           3,240            250,695
                                                                                      ------------
                                                                                      $    388,202
--------------------------------------------------------------------------------------------------
  Internet - 0.5%
    724 Solutions Inc.*                                                     750       $    141,187
    Allaire Corp.*                                                          560             72,450
    Buy.Com, Inc.*                                                          400              5,600
    C Bridge Internet Solutions, Inc.*                                       40              2,105
    CacheFlow, Inc.*                                                         80              9,740
    Digital Insight Corp.*                                                   95              5,985
    eSPEED, Inc.*                                                           140              8,671
    FreeMarkets, Inc.*                                                       20              3,484
    Gigamedia Ltd.*                                                         580             40,636
    Internap Network Services Corp.*                                        420             40,740
    Lante Corp.*                                                            100              7,975
    Mediaplex, Inc.*                                                         60              5,010
    MedicaLogic, Inc.*                                                       80              2,970
    Neoforma Common, Inc.*                                                  160              9,520
    Niku Corp.                                                              110              7,590
    OnDisplay, Inc.*                                                         10                900
    Retek, Inc.*                                                             60              3,638
    SciQuest.com, Inc.*                                                      50              3,744
    VeriSign, Inc.*                                                       3,010            761,530
    Via Net.Works, Inc.*                                                  1,280             84,480
    Vicinity Corp.*                                                         230              9,315
    webMethods, Inc.*                                                        40             12,322
                                                                                      ------------
                                                                                      $  1,239,592
--------------------------------------------------------------------------------------------------
  Machinery - 0.2%
    Deere & Co., Inc.                                                    10,490       $    375,018
--------------------------------------------------------------------------------------------------
  Medical and Health Products - 0.3%
    American Home Products Corp.                                         11,310       $    491,985
    Pharmacia & Upjohn, Inc.                                              5,690            270,986
                                                                                      ------------
                                                                                      $    762,971
--------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.2%
    Health Management Associates, Inc., "A"*                             38,340       $    412,155
    PE Corp.                                                                200             48,800
                                                                                      ------------
                                                                                      $    460,955
--------------------------------------------------------------------------------------------------
  Oil Services - 0.7%
    Cooper Cameron Corp.*                                                 6,830       $    377,357
    Global Marine, Inc.*                                                 18,500            415,094
    Halliburton Co.                                                       9,600            366,600
    Noble Drilling Corp.*                                                10,400            374,400
                                                                                      ------------
                                                                                      $  1,533,451
--------------------------------------------------------------------------------------------------
  Oils - 0.3%
    Conoco, Inc., "A"                                                    11,780       $    226,029
    EOG Resources, Inc.                                                  11,480            175,070
    Transocean Sedco Forex, Inc.*                                         9,430            371,895
                                                                                      ------------
                                                                                      $    772,994
--------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 0.2%
    Cendant Corp.*                                                       14,360       $    255,788
    Wendy's International, Inc.                                          11,880            187,110
                                                                                      ------------
                                                                                      $    442,898
--------------------------------------------------------------------------------------------------
  Special Products and Services
    Harmonic Lightwaves, Inc.*                                              580       $     79,424
--------------------------------------------------------------------------------------------------
  Stores - 1.2%
    Costco Wholesale Corp.*                                              16,850       $    836,181
    CVS Corp.                                                            15,530            543,550
    Office Depot, Inc.*                                                  27,920            340,275
    Tandy Corp.                                                           8,880            337,995
    Wal-Mart Stores, Inc.                                                17,250            839,860
                                                                                      ------------
                                                                                      $  2,897,861
--------------------------------------------------------------------------------------------------
  Supermarkets - 0.4%
    Kroger Co.*                                                          19,330       $    287,534
    Safeway, Inc.*                                                       14,380            554,529
                                                                                      ------------
                                                                                      $    842,063
--------------------------------------------------------------------------------------------------
  Telecommunications - 7.3%
    Alamosa PCS Holdings, Inc.*                                             180       $      6,525
    Allegiance Telecom, Inc.*                                             2,310            228,401
    American Tower Corp., "A"*                                            2,440            120,170
    Ancor Communications, Inc.*                                           5,135            307,458
    Apropos Technology, Inc.*                                                30              1,436
    AT&T Corp.*                                                          11,660            609,235
    Avanex Corp.*                                                           110             22,921
    Cabletron Systems, Inc.*                                             15,100            739,900
    Cablevision Systems Corp., "A"*                                         300             19,256
    Carrier 1*                                                              130             20,304
    Choice One Communications, Inc.*                                        130              7,800
    Cisco Systems, Inc.*                                                 27,930          3,691,997
    Copper Mountain Networks, Inc.*                                       3,100            269,506
    Corning, Inc.                                                         7,940          1,492,720
    Cox Communications, Inc.*                                            13,170            598,412
    Cypress Communications, Inc.*                                           230              5,362
    Dobson Communications Corp.*                                            470              8,930
    EchoStar Communications Corp.*                                        1,180            134,520
    Eloquent, Inc.*                                                          40              1,345
    Emulex Corp.*                                                           900            144,000
    Firstcom Corp.*                                                       8,120            299,933
    Impsat Corp.*                                                           530             19,444
    JDS Uniphase Corp.*                                                     800            210,900
    Level 3 Communications, Inc.*                                         1,510            171,951
    Metromedia Fiber Network, Inc., "A"*                                  8,970            644,859
    MGC Communications, Inc.*                                               760             52,440
    Motorola, Inc.                                                        6,020          1,026,410
    Network Solutions, Inc.*                                              2,760            889,928
    Next Level Communications, Inc.*                                         60              8,070
    NEXTEL Communications, Inc.*                                          6,060            828,705
    Nextel Partners, Inc.*                                                  260              8,320
    Nextlink Communications, Inc., "A"*                                   3,350            369,128
    Nortel Networks Corp.                                                 6,520            726,980
    NTL, Inc.*                                                           17,010          1,556,415
    QUALCOMM, Inc.*                                                       1,200            170,925
    Qwest Communications International, Inc.*                            10,390            481,836
    Spectrasite Holdings, Inc.*                                           9,270            232,330
    Telaxis Communications Corp.*                                            70              5,464
    Tritel, Inc.*                                                            90              2,858
    UnitedGlobalCom, Inc.*                                                2,200            229,900
    Williams Communications Group, Inc.*                                  5,330            237,185
    Winstar Communications, Inc.*                                         4,870            376,816
                                                                                      ------------
                                                                                      $ 16,980,995
--------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.5%
    AES Corp.*                                                           14,790       $  1,239,587
--------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                     $ 61,191,245
--------------------------------------------------------------------------------------------------
Foreign Stocks - 33.9%
  Australia - 1.0%
    Publishing & Broadcasting Ltd. (Publishing)                          35,600       $    332,614
    QBE Insurance Group Ltd. (Insurance)*                               436,896          1,988,314
                                                                                      ------------
                                                                                      $  2,320,928
--------------------------------------------------------------------------------------------------
  Bermuda - 0.6%
    Flag Telecom Holdings Ltd. (Telecommunications)*                     16,090       $    460,576
    Global Crossing Ltd. (Telecommunications)*                           19,940            929,703
                                                                                      ------------
                                                                                      $  1,390,279
--------------------------------------------------------------------------------------------------
  Canada - 1.1%
    BCE, Inc. (Telecommunications)                                       10,160       $  1,111,159
    Canadian National Railway Co. (Railroads)                            61,600          1,451,450
                                                                                      ------------
                                                                                      $  2,562,609
--------------------------------------------------------------------------------------------------
  Finland - 1.8%
    Helsingin Puhelin Oyj (Telecommunications)                           26,700       $  2,857,303
    Nokia Corp., ADR (Telecommunications)                                 7,080          1,404,052
                                                                                      ------------
                                                                                      $  4,261,355
--------------------------------------------------------------------------------------------------
  France - 5.1%
    Aventis S.A. (Pharmaceuticals)                                       13,600       $    694,923
    Banque Nationale de Paris (Banks and Credit Cos.)                     7,700            608,733
    Bouygues S.A. (Construction)                                            470            391,955
    Castorama-Dubois Investisse (Stores)                                  5,300          1,121,585
    Pernod Ricard Co. (Beverages)                                        18,100            916,136
    Sanofi-Synthelabo S.A. (Medical and Health Products)*                36,600          1,411,089
    STMicroelectronics Co. (Electronics)*                                 3,300            655,395
    Technip (Building)                                                    7,300            799,509
    Television Francaise (Entertainment)                                  1,700          1,106,304
    Total S.A., "B" (Oils)                                               14,300          1,895,661
    Union des Assurances Federales S.A. (Insurance)                       5,020            510,597
    Vivendi (Business Services)                                          16,340          1,921,914
                                                                                      ------------
                                                                                      $ 12,033,801
--------------------------------------------------------------------------------------------------
  Germany - 0.3%
    Henkel KGaA, Preferred (Chemicals)                                   14,700       $    769,271
--------------------------------------------------------------------------------------------------
  Greece - 0.6%
    Hellenic Telecommunication Organization S.A., GDR
      (Telecommunications)                                               45,988       $  1,368,967
--------------------------------------------------------------------------------------------------
  Hong Kong - 0.1%
    China Telecom Ltd. (Telecommunications)                              26,000       $    239,708
--------------------------------------------------------------------------------------------------
  Israel - 0.2%
    Partner Communications Co. Ltd., ADR (Cellular
      Telephones)*                                                       22,040       $    374,680
--------------------------------------------------------------------------------------------------
  Italy - 1.5%
    Telecom Italia Mobile S.P.A. (Telecommunications)                    74,920       $  1,022,060
    Telecom Italia Mobile S.P.A., Saving Shares
      (Telecommunications)                                              479,000          2,484,504
                                                                                      ------------
                                                                                      $  3,506,564
--------------------------------------------------------------------------------------------------
  Japan - 6.8%
    Canon, Inc. (Special Products and Services)                          60,000       $  2,495,904
    Daiwa Securities Group, Inc. (Banks and Credit Cos.)                 26,000            412,980
    Fast Retailing Co. (Retail)                                           4,100          1,166,257
    Fujitsu Ltd. (Computer Hardware - Systems)                           17,000            564,810
    Hitachi Ltd. (Electronics)                                          184,000          2,510,614
    Nippon Telegraph & Telephone Co. (Utilities -
      Telephone)                                                            113          1,563,444
    NTT Mobile Communications Network, Inc.
      (Telecommunications)                                                  131          5,282,450
    Sony Corp. (Electronics)                                              3,400          1,005,826
    Toshiba Corp. (Electronics)                                         126,000          1,028,782
                                                                                      ------------
                                                                                      $ 16,031,067
--------------------------------------------------------------------------------------------------
  Mexico - 0.1%
    Nuevo Grupo Iusacell S.A. de C.V., ADR
      (Telecommunications)*                                               8,300       $    176,375
--------------------------------------------------------------------------------------------------
  Netherlands - 3.2%
    Akzo Nobel N.V. (Chemicals)                                          45,100       $  1,739,671
    Fox Kids Europe N.V. (Telecommunications)*                            3,920             97,694
    ING Groep N.V. (Financial Services)*                                 23,047          1,166,974
    KPN N.V. (Telecommunications)*                                       22,460          2,859,369
    Libertel N.V. (Cellular Telephones)*                                 39,330            822,821
    Versatel Telecom (Telecommunication)*                                13,900            842,922
                                                                                      ------------
                                                                                      $  7,529,451
--------------------------------------------------------------------------------------------------
  Norway - 0.3%
    Schibsted ASA (Publishing)                                            5,800       $    169,672
    Stepstone ASA (Internet)                                             11,160             42,641
    Storebrand ASA (Insurance)                                           84,300            513,349
                                                                                      ------------
                                                                                      $    725,662
--------------------------------------------------------------------------------------------------
  Portugal - 1.0%
    Banco Pinto & Sotto Mayor S.A. (Banks and Credit Cos.)               43,600       $    980,250
    Telecel - Comunicacoes Pessoais, S.A.
      (Telecommunications)*                                              56,000          1,301,149
                                                                                      ------------
                                                                                      $  2,281,399
--------------------------------------------------------------------------------------------------
  Singapore - 1.0%
    Chartered Semiconductor Manufacturing Co., ADR
      (Electronics)*                                                      7,435       $    656,139
    DBS Group Holdings Ltd. (Financial Services)*                        46,846            579,118
    Overseas Union Bank Ltd. (Banks and Credit Cos.)                    147,206            653,584
    Overseas-Chinese Banking Corp. Ltd. (Banks and
      Credit Cos.)                                                       55,000            347,939
                                                                                      ------------
                                                                                      $  2,236,780
--------------------------------------------------------------------------------------------------
  Spain - 0.4%
    Repsol S.A. (Oils)                                                   46,700       $    884,711
--------------------------------------------------------------------------------------------------
  Sweden - 1.0%
    Ericsson LM, ADR (Telecommunications)                                 2,480       $    238,080
    Saab AB, "B" (Aerospace)                                            248,000          2,140,620
                                                                                      ------------
                                                                                      $  2,378,700
--------------------------------------------------------------------------------------------------
  Switzerland - 0.4%
    Nestle S.A. (Food and Beverage Products)                                600       $  1,013,085
--------------------------------------------------------------------------------------------------
  United Kingdom - 7.4%
    AstraZeneca Group PLC (Medical and Health Products)                  47,344       $  1,572,360
    BP Amoco PLC (Oils)*                                                134,000          1,034,132
    British Aerospace PLC (Aerospace)*                                  197,733            972,854
    British Telecommunications PLC (Telecommunications)*                 88,572          1,544,617
    Cable & Wireless Communications PLC
      (Telecommunications)                                              142,000          2,404,641
    Cable & Wireless Communications PLC, ADR
      (Telecommunications)                                               26,000            538,356
    Carlton Communicatons PLC (Broadcasting)*                             6,900             77,752
    CGU PLC (Insurance)*                                                 95,000          1,131,964
    Diageo PLC (Food and Beverage Products)*                            101,200            774,612
    National Westminster (Finance)*                                      35,100            666,400
    NDS Group PLC, ADR (Internet)*                                          170             12,644
    Next PLC (Stores)                                                   116,300            959,939
    Thus PLC (Internet)*                                                 23,500            232,911
    United News & Media PLC (Broadcasting)                              119,800          1,595,738
    Vodafone Group PLC (Telecommunications)*                            683,372          3,823,276
                                                                                      ------------
                                                                                      $ 17,342,196
--------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                  $ 79,427,588
--------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $101,039,190)                                          $140,618,833
--------------------------------------------------------------------------------------------------

Bonds - 34.4%
--------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
--------------------------------------------------------------------------------------------------
U.S. Bonds - 22.6%
  Banks and Credit Companies - 0.1%
    Hanvit Bank, 12.75s, 2010##                                   $         350       $    357,438
--------------------------------------------------------------------------------------------------
  Building - 1.4%
    American Standard, Inc., 7.375s, 2008                         $       1,250       $  1,134,375
    Building Materials Corp., 8s, 2007                                    1,250          1,134,375
    Nortek, Inc., 9.875s, 2004                                            1,000            980,000
                                                                                      ------------
                                                                                      $  3,248,750
--------------------------------------------------------------------------------------------------
  Container, Forest and Paper Products - 0.7%
    Gaylord Container Corp., 9.75s, 2007                          $         175       $    163,187
    Riverwood International Corp., 10.25s, 2006                             675            675,000
    Silgan Holdings, Inc., 9s, 2009                                         900            859,500
                                                                                      ------------
                                                                                      $  1,697,687
--------------------------------------------------------------------------------------------------
  Energy - 0.9%
    Ocean Energy, Inc., 8.875s, 2007                              $       1,075       $  1,048,125
    P&L Coal Holdings Corp., 9.625s, 2008                                 1,250          1,146,875
                                                                                      ------------
                                                                                      $  2,195,000
--------------------------------------------------------------------------------------------------
  Federal National Mortgage Association - 2.1%
    FNMA, 5.25s, 2009                                             $       5,546       $  4,825,907
--------------------------------------------------------------------------------------------------
  Food and Beverage Products - 0.8%
    Borden, Inc., 9.25s, 2019###                                  $       2,000       $  1,821,220
--------------------------------------------------------------------------------------------------
  Printing and Publishing - 0.3%
    Hollinger International Publishing, 9.25s, 2007               $         650       $    614,250
--------------------------------------------------------------------------------------------------
  Retail - 0.1%
    Musicland Group, Inc., 9.875s, 2008                           $         250            225,625
--------------------------------------------------------------------------------------------------
  Telecommunications - 1.5%
    Adelphia Communications Corp., 9.375s, 2009                   $         625       $    600,000
    Charter Communications Holdings, 8.25s, 2007                          1,250          1,146,875
    NEXTEL Communications, Inc., 9.375s, 2009                               625            610,937
    NEXTEL Communications, Inc., 0s to 2002, 9.75s, 2007                    425            304,938
    Western Wireless Corp., 10.5s, 2007                                     750            783,750
                                                                                      ------------
                                                                                      $  3,446,500
--------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 14.7%
    U.S. Treasury Notes, 5.5s, 2008###                            $      20,000       $ 18,618,800
    U.S. Treasury Notes, 6s, 2009                                        16,428         15,804,229
                                                                                      ------------
                                                                                      $ 34,423,029
--------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                      $ 52,855,406
--------------------------------------------------------------------------------------------------
Foreign Bonds - 11.8%
  Argentina - 0.1%
    Republic of Argentina, 0s, 2001                               $         275       $    237,188
--------------------------------------------------------------------------------------------------
  Bermuda - 0.5%
    Global Crossing Holdings Ltd., 9.625s, 2008
      (Telecommunications)                                        $       1,250       $  1,218,750
--------------------------------------------------------------------------------------------------
  Brazil - 0.3%
    Federal Republic of Brazil, 5s, 2014                          $         328       $    241,171
    Federal Republic of Brazil, 7s, 2012                                    320            237,600
    Federal Republic of Brazil, 12.75s, 2020                                300            294,600
                                                                                      ------------
                                                                                      $    773,371
--------------------------------------------------------------------------------------------------
  Bulgaria - 0.3%
    National Republic of Bulgaria, 7.063s, 2024                   $         800       $    660,000
--------------------------------------------------------------------------------------------------
  Germany - 0.7%
    Federal Republic of Germany, 5.375s, 2010                       EUR   1,785       $  1,704,564
--------------------------------------------------------------------------------------------------
  Grand Cayman Islands - 0.4%
    Enersis S.A., 7.4s, 2016 (Electronics)                        $         270       $    230,559
    Pemex Finance Ltd., 9.69s, 2009 (Finance)                               560            586,712
                                                                                      ------------
                                                                                      $    817,271
--------------------------------------------------------------------------------------------------
  Greece - 0.7%
    Republic of Greece, 6s, 2006                                    GRD 576,000       $  1,639,721
--------------------------------------------------------------------------------------------------
  Hong Kong - 0.1%
    Bangkok Bank PLC, 9.025s, 2029 (Banks & Credit Cos.)##        $         280       $    221,200
--------------------------------------------------------------------------------------------------
  Italy - 0.5%
    Republic of Italy, 4s, 2004                                     EUR   1,255       $  1,153,925
--------------------------------------------------------------------------------------------------
  Mexico - 0.3%
    United Mexican States, 11.375s, 2016                          $         230       $    272,838
    United Mexican States, 11.5s, 2026                                      325            405,437
                                                                                      ------------
                                                                                      $    678,275
--------------------------------------------------------------------------------------------------
  Panama - 0.1%
    Republic of Panama, 4s, 2016                                  $         262       $    217,815
--------------------------------------------------------------------------------------------------
  Poland - 0.3%
    Netia Holdings B.V., 10.25s, 2007
      (Telecommunications)                                        $         670       $    591,275
--------------------------------------------------------------------------------------------------
  Turkey - 0.2%
    Republic of Turkey, 11.875s, 2030                             $         350       $    364,000
--------------------------------------------------------------------------------------------------
  United Kingdom - 7.3%
    Colt Telecom Group PLC, 8.875s, 2007
      (Telecommunications)                                          DEM   1,000       $    497,883
    OTE PLC, 6.125s, 2007 (Industrial)##                            EUR     980            946,424
    Telewest Communications PLC, 9.625s, 2006 (Media)             $         550            552,750
    United Kingdom Treasury, 7.25s, 2007                            GBP   8,849         15,162,969
                                                                                      ------------
                                                                                      4 17,160,026
--------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                   $ 27,437,381
--------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $82,373,383)                                            $ 80,292,787
--------------------------------------------------------------------------------------------------
Call Options Purchased - 0.1%
--------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                   OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                              (000 OMITTED)
--------------------------------------------------------------------------------------------------
    Canadian Dollars/September/1.4518                             CAD    15,386       $    233,916
    Japanese Yen/April/104.25                                     JPY 2,240,823             69,465
--------------------------------------------------------------------------------------------------
Total Call Options Purchased (Premiums Paid, $685,336)                                $    303,381
--------------------------------------------------------------------------------------------------
Put Options Purchased - 0.7%
--------------------------------------------------------------------------------------------------
    Australian Dollars/August/0.66                                AUD     8,300       $     44,587
    Great British Pounds/Euro/August/0.62                         GBP     7,729             57,235
    Great British Pounds/Euro/August/0.62                                 7,674             70,277
    Euro/May/1.03                                                 EUR     6,468              8,286
    Euro/August/1.07                                                      6,719              4,952
    Euro/August/1.04                                                      7,837             63,472
    Japanese Yen/April/104.25                                     JPY 2,240,823          1,026,297
    Japanese Yen/Euro/April/111.49                                    1,219,007             47,541
    Japanese Yen/Euro/May/108.5                                       1,353,924            248,392
    Japanese Yen/Euro/January/130                                        55,973             53,287
--------------------------------------------------------------------------------------------------
Total Put Options Purchased (Premiums Paid, $1,412,029)                               $  1,624,326
--------------------------------------------------------------------------------------------------


Short-Term Obligation - 4.2%
--------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)
--------------------------------------------------------------------------------------------------
    Student Loan Marketing Assn., due 3/01/00,
      at Amortized Cost                                           $       9,700       $  9,700,000
--------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $195,209,938)                                     $232,539,327
--------------------------------------------------------------------------------------------------

Call Options Written - (0.5)%
--------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                   OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                              (000 OMITTED)              VALUE
--------------------------------------------------------------------------------------------------
    Australian Dollars/April/0.63                                 AUD    13,493       $   (340,123)
    Australian Dollars/August/0.61                                        7,671           (165,959)
    Canadian Dollars/September/1.4                                CAD    14,837            (79,023)
    Japanese Yen/January/98.6                                     JPY 1,059,689           (300,952)
    Japanese Yen/Euro/April/101.1                                     1,105,405            (64,113)
    Japanese Yen/Euro/May/102.6                                       1,280,300           (226,582)
--------------------------------------------------------------------------------------------------
Total Call Options Written (Premiums Received, $1,194,488)                            $ (1,176,752)
--------------------------------------------------------------------------------------------------
Put Options Written - (0.4)%
--------------------------------------------------------------------------------------------------
    Canadian Dollars/September/1.55                               CAD    16,427       $    (13,848)
    Euro/August/1.12                                              EUR     8,440             (8,330)
    Japanese Yen/January/98.6                                     JPY 1,059,689           (830,796)
--------------------------------------------------------------------------------------------------
Total Put Options Written (Premiums Received, $741,817)                               $   (852,974)
--------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - 1.4%                                                    3,318,664
--------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                    233,828,265
--------------------------------------------------------------------------------------------------
  * Non-income producing security.
 ## SEC Rule 144A restriction.
### Security segregated as collateral for open futures contracts.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

  AUD  =  Australian Dollars     GBP  =  British Pounds
  CAD  =  Canadian Dollars       GRD  =  Greek Drachma
  CHF  =  Swiss Francs           HKD  =  Hong Kong Dollars
  DEM  =  Deutsche Marks         JPY  =  Japanese Yen
  DKK  =  Danish Kroner          NZD  =  New Zealand Dollars
  EUR  =  Euro                   ZAR  =  South African Rands

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
---------------------------------------------------------------------------------------
FEBRUARY 29, 2000
---------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $195,209,938)                    $232,539,327
  Investments of cash collateral for securities loaned, at value
    (identified cost, $13,498,601)                                           13,498,601
  Cash                                                                            2,784
  Foreign currency, at value (identified cost, $989,165)                        941,405
  Net receivable for forward foreign currency exchange contracts to sell      2,785,374
  Net receivable for forward foreign currency exchange contracts subject
    to master netting agreements                                              1,753,236
  Receivable for Fund shares sold                                               100,245
  Receivable for investments sold                                             2,036,936
  Receivable for options written                                                226,582
  Interest and dividends receivable                                           1,219,467
  Other assets                                                                    3,297
                                                                           ------------
      Total assets                                                         $255,107,254
                                                                           ------------
Liabilities:
  Net payable for forward foreign currency exchange contracts to purchase  $  2,112,722
  Payable for daily variation margin on open futures contracts                  352,055
  Payable for Fund shares reacquired                                            757,214
  Payable for investments purchased                                           2,366,486
  Collateral for securities loaned, at value                                 13,498,601
  Written options outstanding, at value (premiums received, $1,936,305)       2,029,726
  Payable to affiliates -
    Management fee                                                                3,834
    Distribution and service fee                                                  5,396
    Administrative fee                                                              101
  Accrued expenses and other liabilities                                        152,854
                                                                           ------------
      Total liabilities                                                    $ 21,278,989
                                                                           ------------
Net assets                                                                 $233,828,265
                                                                           ============
Net assets consist of:
  Paid-in capital                                                          $188,703,200
  Unrealized appreciation on investments and translation of asset and
    liabilities in foreign currencies                                        38,241,679
  Accumulated undistributed net realized gain on investments and foreign
    currency transactions                                                     5,269,155
  Accumulated undistributed net investment income                             1,614,231
                                                                           ------------
      Total                                                                $233,828,265
                                                                           ============
Shares of beneficial interest outstanding                                   12,139,256
                                                                            ==========

Class A shares:
  Net asset value per share
    (net assets of $85,945,141 / 4,450,604 shares of beneficial interest
      outstanding)                                                          $19.31
                                                                            ======
    Offering price per share (100 / 95.25 of net asset value per share)     $20.27
                                                                            ======

Class B shares:
  Net asset value and offering price per share
    (net assets of $124,494,397 / 6,472,353 shares of beneficial interest
      outstanding)                                                          $19.23
                                                                            ======

Class C shares:
  Net asset value and offering price per share
    (net assets of $23,388,603 / 1,216,292 shares of beneficial interest
      outstanding)                                                          $19.23
                                                                            ======

Class I shares:
  Net asset value per share
    (net assets of $124.23 / 6.507 shares of beneficial interest
      outstanding)                                                          $19.09
                                                                            ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class
B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED FEBRUARY 29, 2000
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                     $ 3,029,894
    Dividends                                                        303,877
    Foreign taxes withheld                                           (13,527)
                                                                 -----------
      Total investment income                                    $ 3,320,244
                                                                 -----------

  Expenses -
    Management fee                                               $   674,858
    Trustees' compensation                                            26,459
    Shareholder servicing agent fee                                  112,476
    Distribution and service fee (Class A)                           201,775
    Distribution and service fee (Class B)                           604,547
    Distribution and service fee (Class C)                           116,514
    Administrative fee                                                12,086
    Custodian fee                                                     79,720
    Printing                                                          41,183
    Postage                                                           10,906
    Auditing fees                                                     14,561
    Legal fees                                                         2,094
    Miscellaneous                                                    105,088
                                                                 -----------
      Total expenses                                             $ 2,002,267
    Fees paid indirectly                                             (33,971)
                                                                 -----------
      Net expenses                                               $ 1,968,296
                                                                 -----------
        Net investment income                                    $ 1,351,948
                                                                 -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                      $16,017,370
    Written option transactions                                     (824,143)
    Futures contracts                                             (3,909,661)
    Foreign currency transactions                                  3,359,040
                                                                 -----------
      Net realized gain on investments and foreign
        currency transactions                                    $14,642,606
                                                                 -----------
  Change in unrealized appreciation -
    Investments                                                  $19,612,961
    Written options                                                  950,408
    Futures                                                          102,158
    Translation of assets and liabilities in foreign
      currencies                                                     871,980
                                                                 -----------
      Net unrealized gain on investments and foreign
         currency translation                                    $21,537,507
                                                                 -----------
        Net realized and unrealized gain on investments
         and foreign currency                                    $36,180,113
                                                                 -----------
          Increase in net assets from operations                 $37,532,061
                                                                 ===========

See notes to financial statements.

Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------
                                                                     SIX MONTHS ENDED                 YEAR ENDED
                                                                    FEBRUARY 29, 2000            AUGUST 31, 1999
                                                                          (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income                                                 $   1,351,948              $   5,491,965
  Net realized gain on investments and foreign currency
    transactions                                                           14,642,606                  1,527,023
  Net unrealized gain on investments and foreign currency
    translation                                                            21,537,507                 25,082,448
                                                                        -------------              -------------
      Increase in net assets from operations                            $  37,532,061              $  32,101,436
                                                                        -------------              -------------

Distributions declared to shareholders -
  From net investment income (Class A)                                  $  (1,550,237)             $  (3,664,797)
  From net investment income (Class B)                                     (2,043,926)                (4,776,210)
  From net investment income (Class C)                                       (391,364)                (1,137,215)
  From net investment income (Class I)                                         (1,097)                    (1,772)
  From net realized gain on investments and foreign
    currency transactions (Class A)                                              --                   (5,161,038)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                              --                   (7,990,161)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                              --                   (2,008,247)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                              --                       (2,125)
                                                                        -------------              -------------
      Total distributions declared to shareholders                      $  (3,986,624)             $ (24,741,565)
                                                                        -------------              -------------
Net decrease in net assets from Fund share transactions                 $ (25,117,532)             $ (64,131,777)
                                                                        -------------              -------------
      Total increase (decrease) in net assets                           $   8,427,905              $ (56,771,906)
Net assets:
  At beginning of period                                                  225,400,360                282,172,266
                                                                        -------------              -------------

  At end of period (including accumulated undistributed net
    investment income of $1,614,231 and $4,248,907,
    respectively)                                                       $ 233,828,265              $ 225,400,360
                                                                        =============              =============


See notes to financial statements.

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                                      YEAR ENDED AUGUST 31,
                                           SIX MONTHS ENDED           --------------------------------------------------------
                                          FEBRUARY 29, 2000              1999            1998             1997            1996
                                                (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                                    CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                $16.67            $16.36          $18.75           $17.68          $16.63
                                                     ------            ------          ------           ------          ------

Income from investment operations# -
  Net investment income(S)                           $ 0.13            $ 0.40          $ 0.47           $ 0.46          $ 0.43
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                       2.85              1.51           (0.69)            2.19            1.85
                                                     ------            ------          ------           ------          ------
      Total from investment operations               $ 2.98            $ 1.91          $(0.22)          $ 2.65          $ 2.28
                                                     ------            ------          ------           ------          ------

Less distributions declared to shareholders -
  From net investment income                         $(0.34)           $(0.66)         $(0.72)          $(0.40)         $(0.49)
  From net realized gain on investments and
    foreign currency transactions                      --               (0.94)          (1.45)           (1.18)          (0.74)
                                                     ------            ------          ------           ------          ------
      Total distributions declared to
        shareholders                                 $(0.34)           $(1.60)         $(2.17)          $(1.58)         $(1.23)
                                                     ------            ------          ------           ------          ------
Net asset value - end of period                      $19.31            $16.67          $16.36           $18.75          $17.68
                                                     ======            ======          ======           ======          ======
Total return(+)                                       18.11%++          12.29%          (1.72)%          15.67%          14.23%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                           1.45%+            1.44%           1.44%            1.43%           1.48%
  Net investment income                                1.51%+            2.38%           2.57%            2.51%           2.45%
Portfolio turnover                                       81%              184%            127%             128%            202%
Net assets at end of period (000 omitted)           $85,945           $79,908         $97,007         $111,959         $86,457

(S) The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income                              --                --              --             $ 0.45          $ 0.42
    Ratios (to average net assets):
      Expenses##                                       --                --              --               1.46%           1.53%
      Net investment income                            --                --              --               2.48%           2.40%

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charges had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED AUGUST 31,
                                        SIX MONTHS ENDED          ------------------------------------------------------------
                                       FEBRUARY 29, 2000               1999             1998             1997             1996
                                             (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                                 CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period             $16.60             $16.31           $18.70           $17.63           $16.58
                                                  ------             ------           ------           ------           ------

Income from investment operations# -
  Net investment income                           $ 0.09             $ 0.32           $ 0.38           $ 0.36           $ 0.32
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions                                    2.83               1.48            (0.69)            2.19             1.85
                                                  ------             ------           ------           ------           ------
      Total from investment operations            $ 2.92             $ 1.80           $(0.31)          $ 2.55           $ 2.17
                                                  ------             ------           ------           ------           ------

Less distributions declared to shareholders -
  From net investment income                      $(0.29)            $(0.57)          $(0.63)          $(0.30)          $(0.38)
  In excess of net investment income                --                 --               --               --              (0.74)
  From net realized gain on investments
    and foreign currency transactions               --                (0.94)           (1.45)           (1.18)            --
                                                  ------             ------           ------           ------           ------
      Total distributions declared to
        shareholders                              $(0.29)            $(1.51)          $(2.08)          $(1.48)          $(1.12)
                                                  ------             ------           ------           ------           ------
Net asset value - end of period                   $19.23             $16.60           $16.31           $18.70           $17.63
                                                  ======             ======           ======           ======           ======
Total return                                       17.81%++           11.67%           (2.23)%          15.01%           13.58%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                        1.94%+             1.94%            1.94%            1.98%            2.10%
  Net investment income                             1.01%+             1.91%            2.06%            1.96%            1.83%
Portfolio turnover                                    81%               184%             127%             128%             202%
Net assets at end of period (000 omitted)       $124,494           $121,009         $147,882         $166,865         $124,399

 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                                       YEAR ENDED AUGUST 31,
                                            SIX MONTHS ENDED         ---------------------------------------------------------
                                           FEBRUARY 29, 2000              1999            1998            1997            1996
                                                 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                                     CLASS C
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                 $16.59            $16.29          $18.67          $17.62          $16.58
                                                      ------            ------          ------          ------          ------

Income from investment operations# -
  Net investment income                               $ 0.09            $ 0.32          $ 0.38          $ 0.36          $ 0.33
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                        2.84              1.49           (0.70)           2.18            1.85
                                                      ------            ------          ------          ------          ------
      Total from investment operations                $ 2.93            $ 1.81          $(0.32)         $ 2.54          $ 2.18
                                                      ------            ------          ------          ------          ------

Less distributions declared to shareholders -
  From net investment income                          $(0.29)           $(0.57)         $(0.61)         $(0.31)         $(0.40)
  From net realized gain on investments and
    foreign currency transactions                       --               (0.94)          (1.45)          (1.18)          (0.74)
                                                      ------            ------          ------          ------          ------
      Total distributions declared to
        shareholders                                  $(0.29)           $(1.51)         $(2.06)         $(1.49)         $(1.14)
                                                      ------            ------          ------          ------          ------
Net asset value - end of period                       $19.23            $16.59          $16.29          $18.67          $17.62
                                                      ======            ======          ======          ======          ======
Total return                                           17.80%++          11.65%          (2.21)%         15.06%          13.62%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                            1.94%+            1.94%           1.94%           1.96%           2.03%
  Net investment income                                 1.01%+            1.93%           2.06%           2.00%           1.89%
Portfolio turnover                                        81%              184%            127%            128%            202%
Net assets at end of period (000 omitted)            $23,389           $24,438         $37,248         $58,074         $33,283

 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------
                                                                                        YEAR ENDED AUGUST 31,
                                                   SIX MONTHS ENDED         ---------------------------------------------
                                                  FEBRUARY 29, 2000               1999              1998            1997*
                                                        (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------
                                     CLASS I
-------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                        $16.63             $16.34            $18.74           $17.56
                                                             ------             ------            ------           ------

Income from investment operations# -
  Net investment income                                      $ 0.18             $ 0.48            $ 0.57           $ 0.28
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions              2.67               1.50             (0.70)            1.16
                                                             ------             ------            ------           ------
      Total from investment operations                       $ 2.85             $ 1.98            $(0.13)          $ 1.44
                                                             ------             ------            ------           ------

Less distributions declared to shareholders -
  From net investment income                                 $(0.39)            $(0.75)           $(0.82)          $(0.26)
  From net realized gain on investments and foreign
    currency transactions                                      --                (0.94)            (1.45)            --
                                                             ------             ------            ------           ------
      Total distributions declared to shareholders           $(0.39)            $(1.69)           $(2.27)          $(0.26)
                                                             ------             ------            ------           ------
Net asset value - end of period                              $19.09             $16.63            $16.34           $18.74
                                                             ======             ======            ======           ======
Total return                                                  17.37%++           12.73%            (1.21)%           8.22%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                   0.99%+             0.94%             0.94%            0.97%+
  Net investment income                                        1.90%+             2.84%             3.07%            3.43%+
Portfolio turnover                                               81%               184%              127%             128%
Net assets at end of period (000 omitted)                      --                  $45               $35              $34

 * For the period from the commencement of the Fund's offering of Class I shares, January 7, 1997, through August 31, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Global Asset Allocation Fund (the Fund) is a non-diversified series of MFS Series Trust I (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short- term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts and options contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The Fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Futures Contracts - The Fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates, or securities prices. Investments in equity index contracts or contracts on related options for purposes other than hedging, may be made when the Fund has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the Fund to certain qualified institutions (the "Borrowers") approved by the Fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provides the Fund with indemnification against Borrower default. The Fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At February 29, 2000, the value of securities loaned was $16,120,765. These loans were collateralized by U.S. Treasury securities of $3,154,240 and cash of $13,498,601 which was invested in the following short-term obligations:

ISSUER                                                 SHARES           VALUE
-----------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio       13,498,601     $13,498,601

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Swap Agreements - The Fund may enter into swap agreements. A swap is an exchange of cash payments between the Fund and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Fund uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Fund may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the Fund may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. At August 31, 1999, the Fund, for federal income tax purposes, had a capital loss carryforward of $8,012,942 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on August 31, 2007.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the Fund's average daily net assets.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $5,790 for the period ended February 29, 2000.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $6,102 for the period ended February 29, 2000, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.50% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $11,457 for the period ended February 29, 2000. Fees incurred under the distribution plan during the period ended February 29, 2000, were 0.50% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $13,897 and $18,509 for Class B and Class C shares, respectively, for the period ended February 29, 2000. Fees incurred under the distribution plan during the period ended February 29, 2000, were 1.00% of average daily net assets attributable to Class B and Class C shares, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the period ended February 29, 2000, were $1,942, $130,144, and $898 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                     PURCHASES          SALES
-----------------------------------------------------------------------------
U.S. government securities                       $  58,850,014  $  61,746,827
                                                 -------------  -------------
Investments (non-U.S. government securities)     $ 110,112,452  $ 146,941,276
                                                 -------------  -------------

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                  $ 196,012,663
                                                                -------------
Gross unrealized appreciation                                   $  45,431,974
Gross unrealized depreciation                                      (8,905,310)
                                                                -------------
    Net unrealized appreciation                                 $  36,526,664
                                                                =============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares

                                     SIX MONTHS ENDED FEBRUARY 29, 2000                   YEAR ENDED AUGUST 31, 1999
                                      ---------------------------------             ---------------------------------
                                             SHARES              AMOUNT                    SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------------------
Shares sold                               1,126,572       $  20,023,211                16,688,497       $ 279,541,657
Shares issued to shareholders
  in reinvestment of
  distributions                              79,433           1,379,519                   491,452           8,020,670
Shares reacquired                        (1,548,816)        (27,451,408)              (18,317,745)       (308,025,633)
                                      -------------       -------------             -------------       -------------
    Net decrease                           (342,811)      $  (6,048,678)               (1,137,796)      $ (20,463,306)
                                      =============       =============             =============       =============

Class B Shares

                                     SIX MONTHS ENDED FEBRUARY 29, 2000                   YEAR ENDED AUGUST 31, 1999
                                      ---------------------------------             ---------------------------------
                                             SHARES              AMOUNT                    SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------------------
Shares sold                                 256,400       $   4,594,352                   700,045       $  11,627,770
Shares issued to shareholders
  in reinvestment of
  distributions                             102,309           1,771,558                   677,063          11,008,381
Shares reacquired                        (1,174,297)        (20,866,535)               (3,157,596)        (52,665,663)
                                      -------------       -------------             -------------       -------------
    Net decrease                           (815,588)      $ (14,500,625)               (1,780,488)      $ (30,029,512)
                                      =============       =============             =============       =============

Class C Shares

                                     SIX MONTHS ENDED FEBRUARY 29, 2000                   YEAR ENDED AUGUST 31, 1999
                                      ---------------------------------             ---------------------------------
                                             SHARES              AMOUNT                    SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------------------
Shares sold                                  53,912       $     985,369                   300,463       $   4,987,004
Shares issued to shareholders
  in reinvestment of
  distributions                              15,937             275,564                   137,612           2,237,218
Shares reacquired                          (326,376)         (5,779,161)               (1,251,546)        (20,872,773)
                                      -------------       -------------             -------------       -------------
    Net decrease                           (256,527)      $  (4,518,228)                 (813,471)      $ (13,648,551)
                                      =============       =============             =============       =============

Class I Shares

                                     SIX MONTHS ENDED FEBRUARY 29, 2000                   YEAR ENDED AUGUST 31, 1999
                                      ---------------------------------             ---------------------------------
                                             SHARES              AMOUNT                    SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------------------
Shares sold                                     237       $       3,937                       396       $       6,605
Shares issued to shareholders
  in reinvestment of
  distributions                                  63               1,096                       239               3,891
Shares reacquired                            (3,028)            (55,034)                      (53)               (904)
                                      -------------       -------------             -------------       -------------
    Net increase (decrease)                  (2,728)      $     (50,001)                      582       $       9,592
                                      =============       =============             =============       =============

(6) Line of Credit
The Fund and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended February 29, 2000, was $723. The Fund had no borrowings during the period.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                              NUMBER OF
                                              CONTRACTS                PREMIUMS
-------------------------------------------------------------------------------
Outstanding, beginning of period                      7            $    884,731
Options written                                      16               2,456,595
Options terminated in closing transactions          (11)             (1,269,907)
Options exercised                                    (1)                (28,954)
Options expired                                      (2)               (106,160)
                                                     --             -----------
Outstanding, end of period                            9             $ 1,936,305
                                                     ==             ===========

At February 29, 2000, the Fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                                                                                       NET
                                                                                                UNREALIZED
                                    CONTRACTS TO                            CONTRACTS         APPRECIATION
         SETTLEMENT DATE         DELIVER/RECEIVE    IN EXCHANGE FOR          AT VALUE       (DEPRECIATION)
----------------------------------------------------------------------------------------------------------
Sales
                 3/15/00  AUD         11,497,406       $  7,306,421      $  7,071,736         $   234,685
                 3/15/00  DKK          1,209,221            167,964           156,758              11,206
                 3/01/00  EUR         57,551,383         57,374,701        55,520,748           1,853,953
                 3/15/00  GBP          4,086,796          6,740,148         6,449,424             290,724
                 4/17/00  HKD        197,492,571         25,197,525        25,375,642            (178,117)
                 3/15/00  JPY      1,319,437,742         12,608,376        12,035,453             572,923
                                                       ------------      ------------         -----------
                                                       $109,395,135      $106,609,761         $ 2,785,374
                                                       ============      ============         ===========
Purchases
                 3/15/00  AUD          6,275,114       $  4,046,194      $  3,859,649         $  (186,545)
                 3/15/00  CHF         14,011,552          8,983,157         8,421,806            (561,351)
                 3/01/00  EUR         79,782,235         77,976,595        76,971,750          (1,004,845)
                 4/25/00  HKD         96,050,412         12,268,855        12,341,408              72,553
                 3/15/00  JPY      1,960,868,595         18,318,170        17,886,363            (431,807)
                 5/02/00  NZD            256,514            131,258           124,704              (6,554)
                 5/02/00  ZAR         29,326,675          4,595,518         4,601,345               5,827
                                                       ------------      ------------         -----------
                                                       $126,319,747      $124,207,025         $(2,112,722)
                                                       ============      ============         ===========

At February 29, 2000, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $158,339 with Merrill Lynch and $24,998 with Deutsche Bank, and a net receivable of $1,936,573 with First Boston.

At February 29, 2000, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

Futures Contracts
                                                                                             UNREALIZED
                                                                                           APPRECIATION
DESCRIPTION                                 EXPIRATION      CONTRACTS      POSITION      (DEPRECIATION)
-------------------------------------------------------------------------------------------------------
CAC Index                                   March 2000            215         Short          $(174,016)
DAX Index                                   March 2000             30         Short            (66,612)
FTSE Index                                  March 2000            127         Short           (340,925)
Nikkei Index                                March 2000            183          Long            146,170
S&P 500 Index                               March 2000             26          Long            157,950
S&P 500 Barra Growth Index                  March 2000             55         Short           (220,000)
S&P 500 Barra Value Index                   March 2000             78          Long            156,000
Japanese Government Bonds                    June 2000              4         Short          $ (10,622)
                                                                                             ---------
                                                                                             $(352,055)
                                                                                             =========

At February 29, 2000, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

MFS(R) GLOBAL ASSET ALLOCATION FUND

TRUSTEES                                   ASSISTANT TREASURERS
                                           Mark E. Bradley*
Richard B. Bailey+ - Private Investor;     Ellen Moynihan*
Former Chairman and Director (until        James O. Yost*
1991), MFS Investment Management(R)
                                           SECRETARY
Marshall N. Cohan+ - Private Investor      Stephen E. Cavan*

Lawrence H. Cohn, M.D.+ - Chief of         ASSISTANT SECRETARY
Cardiac Surgery, Brigham and Women's       James R. Bordewick, Jr.*
Hospital; Professor of Surgery,
Harvard Medical School                     CUSTODIAN
                                           State Street Bank and Trust Company
The Hon. Sir J. David Gibbons, KBE+ -
Chief Executive Officer, Edmund            INVESTOR INFORMATION
Gibbons Ltd.; Chairman, Colonial           For information on MFS mutual funds,
Insurance Company, Ltd.                    call your investment professional or,
                                           for an information kit, call toll
Abby M. O'Neill+ - Private Investor        free: 1-800-637-2929 any business day
                                           from 9 a.m. to 5 p.m. Eastern time
Walter E. Robb, III+ - President and       (or leave a message anytime).
Treasurer, Benchmark Advisors, Inc.
(corporate financial consultants);         INVESTOR SERVICE
President, Benchmark Consulting Group,     MFS Service Center, Inc.
Inc. (office services)                     P.O. Box 2281
                                           Boston, MA 02107-9906
Arnold D. Scott* - Senior Executive
Vice President, Director, and              For general information, call
Secretary, MFS Investment Management       toll free: 1-800-225-2606 any
                                           business day from 8 a.m. to 8 p.m.
Jeffrey L. Shames* - Chairman and          Eastern time.
Chief Executive Officer, MFS
Investment Management                      For service to speech- or
                                           hearing-impaired, call toll free:
J. Dale Sherratt+ - President, Insight     1-800-637-6576 any business day
Resources, Inc. (acquisition planning      from 9 a.m. to 5 p.m. Eastern time.
specialists)                               (To use this service, your phone
                                           must be equipped with a
Ward Smith+ - Former Chairman (until       Telecommunications Device for the
1994), NACCO Industries (holding           Deaf.)
company)
                                           For share prices, account balances,
INVESTMENT ADVISER                         exchanges, or stock and bond
Massachusetts Financial Services Company   outlooks, call toll free:
500 Boylston Street                        1-800-MFS-TALK (1-800-637-8255)
Boston, MA 02116-3741                      anytime from a touch-tone telephone.

DISTRIBUTOR                                WORLD WIDE WEB
MFS Fund Distributors, Inc.                www.mfs.com
500 Boylston Street
Boston, MA 02116-3741

CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*

PORTFOLIO MANAGER
Joseph C. Flaherty, Jr.*

TREASURER
W. Thomas London*

+Independent Trustee
*MFS Investment Management

MFS(R) GLOBAL ASSET                                             ------------
ALLOCATION FUND                                                   BULK RATE
                                                                U.S. POSTAGE
[Logo] M F S(R)                                                     PAID
INVESTMENT MANAGEMENT                                               MFS
We invented the mutual fund(R)                                  ------------

500 Boylston Street
Boston, MA 02116-3741


(c)2000 MFS Investment Management.(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                 MWA-3 04/00 28M 88/288/388/888